Exhibit 10.1.1
     Execution Version
COFFEYVILLE RESOURCES, LLC
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT, dated as of August 23, 2007 (this “Amendment”), is entered into by and among COFFEYVILLE RESOURCES, LLC, a Delaware limited liability company (“Company”), COFFEYVILLE PIPELINE, INC., a Delaware corporation (“Pipeline”), COFFEYVILLE REFINING & MARKETING, INC., a Delaware corporation (“Refining”), COFFEYVILLE NITROGEN FERTILIZERS, INC., a Delaware corporation (“Fertilizers”), COFFEYVILLE CRUDE TRANSPORTATION, INC., a Delaware corporation (“Transportation”), COFFEYVILLE TERMINAL, INC., a Delaware corporation (“Terminal”), CL JV HOLDINGS, LLC, a Delaware limited liability company (“CL JV” and together with Pipeline, Refining, Fertilizers, Transportation and Terminal, collectively, “Holdings”) and CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Lenders listed on the signature pages hereto, GOLDMAN SACHS CREDIT PARTNERS L.P. and CREDIT SUISSE SECURITIES (USA) LLC, as Joint Lead Arrangers and Joint Bookrunners (in such capacities, collectively, the “Arrangers”) and CREDIT SUISSE, as Administrative Agent, Collateral Agent, Funded LC Issuing Bank and Revolving Issuing Bank (in such capacities, collectively, the “Administrative Agent”), and is made with reference to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of December 28, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Company, Holdings, the Subsidiaries of Holdings named therein, Lenders, Arrangers, Administrative Agent, and the other Agents party thereto. Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.
RECITALS:
     WHEREAS, the Credit Parties have requested that Requisite Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and
     WHEREAS, subject to certain conditions set forth herein, Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT
     A. Amendments to Section 1: Definitions.
     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

          “Acquisition III LLC” means Coffeyville Acquisition III LLC, a Delaware limited liability company, which shall be majority-owned by the Sponsors and certain members of management of CVR.
          “CVR” shall mean CVR Energy, Inc., a Delaware corporation.
          “MergerSub 1” means CVR MergerSub 1, Inc., a Delaware corporation which will be wholly-owned by CVR.
          “MergerSub 2” means CVR MergerSub 2, Inc., a Delaware corporation which will be wholly-owned by CVR.
          “First Amendment” means that certain First Amendment to Second Amended and Restated Credit and Guaranty Agreement dated as of August 23, 2007 among Company, Holdings, the Arrangers, the Administrative Agent, the Collateral Agent and the financial institutions and the Credit Parties listed on the signature pages thereto.
          “First Amendment Effective Date” means the date of satisfaction or waiver by the Arrangers of the conditions referred to in Section III of the First Amendment.
          “GP Purchase Price” as defined in Section 6.9(l).
          “Managing GP” shall mean CVR GP, LLC, a Delaware limited liability company.
          “MLP” shall mean CVR Partners, LP, a Delaware limited partnership.
          “MLP Reorganization” shall mean (a) the formation of the MLP, the Managing GP and the Special GP by the Company; (b) the contribution by the Company of the assets of Coffeyville Resources Nitrogen Fertilizers, LLC to the MLP in consideration for a contribution by the MLP of interests in the MLP to the Special GP and the Managing GP; (c) the sale by the Company of the Capital Stock of the Managing GP to Acquisition III LLC in accordance with Section 6.9(l); and (d) the Restricted Payment made by the Company to the Sponsors in connection with the acquisition of the Capital Stock of the Managing GP made in accordance with Section 6.5(a)(x).
          “Partnership Agreement” shall mean that certain Agreement of Limited Partnership of CVR Partners, L.P., entered into among the Managing GP, the Special GP, and the Company, dated on or about August 23, 2007.
          “Special GP” shall mean CVR Special GP, LLC, a Delaware limited liability company.
     (b) The definition of “Guarantor” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end thereof:

          “; provided that, as of the First Amendment Effective Date, each of the MLP, the Special GP, MergerSub 1 and MergerSub 2 shall be deemed to be a Guarantor hereunder and under any other Credit Document.”
     (c) The definition of “Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end thereof:
          “It is agreed and understood that notwithstanding any provision in this Agreement to the contrary, as of the First Amendment Effective Date, the MLP and the Special GP shall each be deemed to be wholly-owned Subsidiaries of the Company.”
     (d) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Related Agreements” in its entirety and replacing it with the following:
          “Related Agreements” means, collectively, the Swap Agreement, the Management Agreement and the Partnership Agreement.
     B. Amendments to Section 5.10.
     Section 5.10 of the Credit Agreement is hereby amended by adding the following at the end thereof:
          “Notwithstanding any provision of this Agreement to the contrary, from and after the First Amendment Effective Date, each of the MLP and the Special GP shall be a Guarantor hereunder and a Grantor under the Pledge and Security Agreement.”
     C. Amendments to Section 6.4.
     Section 6.4 of the Credit Agreement is hereby amended by deleting clause (c) in its entirety and replacing it with the following clause (c):
          “(c) restrictions pursuant to the Credit Documents, Hedge Agreements, the Swap Agreement Documents, or the Partnership Agreement.”
     D.  Amendments to Section 6.5.
     Section 6.5(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to the end of clause (viii) thereof and (ii) inserting the following clause (x) at the end thereof:
          “and (x) to the Sponsors solely for the purpose of funding the acquisition by Acquisition III LLC of the Capital Stock of the Managing GP from the Company in an amount not to exceed $20,000,000.”
     E. Amendments to Section 6.6.
     Section 6.6(d) of the Credit Agreement is hereby amended by deleting clause (iv) in its entirety and replacing it with the following clause (iv):

          “(iv) customary restrictions or conditions imposed by (x) law or (y) any of the Credit Documents or the Swap Agreement Documents, or restrictions or conditions imposed by the Partnership Agreement,”
     F. Amendments to Section 6.7.
     Section 6.7 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to the end of clause (p) thereof and (ii) inserting the following clause (r) at the end thereof:
          “and (r) Investments made or deemed to be made in connection with clauses (a) and (b) of the definition of “MLP Reorganization”.”
     G. Amendments to Section 6.8.
     Section 6.8(c)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(i) Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount for Company and its Subsidiaries in excess of the sum of (1) the corresponding amount set forth below opposite such Fiscal Year; provided, such amount for any Fiscal Year shall be increased by an amount equal to 100% of the excess, if any, of such amount for the previous Fiscal Year (without giving effect to any adjustments made in accordance with this proviso (provided that actual Consolidated Capital Expenditures in any Fiscal Year shall be first applied against any carryover from the prior Fiscal Year) and excluding any use of the Available Amount pursuant to subclause (2) below) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year:

Consolidated
Capital
Fiscal Year	Expenditures
2007	$375,000,000 plus the 2006 Carryover
2008	$125,000,000
2009	$125,000,000
2010	$80,000,000
2011 and Thereafter	$50,000,000

and (2) the Available Amount as of the last day of such Fiscal Year (provided that no portion of the Available Amount can be used for Consolidated Capital Expenditures until the entire amount available for Consolidated Capital Expenditure pursuant to clause (i)(1) of this section with respect to such Fiscal Year has been so expended).”
     H. Amendments to Section 6.9.
     Section 6.9 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to the end of clause (j) thereof and (ii) inserting the following clause (l) and clause (m) at the end thereof:
          “(l) the sale of the Managing GP to Acquisition III LLC so long as (i) the Company and its Subsidiaries receive consideration, in cash, at the time of such sale equal to at least the amount of the Restricted Payment actually paid to the Sponsors pursuant to Section 6.5(a)(x) (the “GP Purchase Price”) and (ii) the net proceeds from such sale (after payment of any expenses) are applied in accordance with Section 2.14(a); and
          (m) any of Fertilizers or Refining may be merged with or into MergerSub 1 or MergerSub 2; provided that, each of MergerSub 1 and MergerSub 2 are direct wholly-owned Subsidiaries of CVR.”
     I. Amendments to Section 6.12.
     Section 6.12 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately prior to the end of clause (f) thereof and (ii) inserting the following clause (h) at the end thereof:
          “and (h) intercompany agreements between and/or among any or all of the Managing GP, the MLP, the Company, Acquisition III LLC or CVR or any of their subsidiaries;”
SECTION II. AMENDMENTS TO PLEDGE AND SECURITY AGREEMENT
     A. Amendments to Section 1: Definitions.
     The definition of “Grantor” set forth in Section 1.1 of the Pledge and Security Agreement is hereby amended by adding the following at the end thereof:

          “provided that, as of the First Amendment Effective Date, each of the MLP, the Special GP, MergerSub 1 and MergerSub 2 shall be deemed to be a Grantor hereunder.”
SECTION III. CONDITIONS PRECEDENT TO EFFECTIVENESS
     This Amendment shall become effective as of the date hereof only upon the satisfaction or waiver by the Arrangers of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
     A. Execution. The Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Credit Parties and Requisite Lenders.
     B. Fees. The Administrative Agent shall have received (i) for distribution to all Lenders executing this Amendment by no later than June 11, 2007, an amendment fee equal to 0.05% of such Lenders’ outstanding Loans and Commitments on the First Amendment Effective Date and (ii) all other fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Company hereunder or any other Credit Document.
     C. Necessary Consents. Each Credit Party shall have obtained all material consents necessary in connection with the transactions contemplated by this Amendment.
     D. Other Documents. On or before the First Amendment Effective Date, the Company shall deliver to the Administrative Agent the following:
     (i) (A) A copy of each Organizational Document executed and delivered by each of the MLP, the Special GP, MergerSub 1 and MergerSub 2 (the “New Credit Parties”), certified as of a recent date by the appropriate governmental official, each dated the First Amendment Effective Date or a recent date prior thereto; (B) signature and incumbency certificates of the officers of such Person executing the Credit Documents to which it is a party; (C) resolutions of the Board of Directors or similar governing body of each Credit Party approving and authorizing the execution, delivery and performance of this Amendment and the Related Agreements to which it is a party or by which it or its assets may be bound as of the First Amendment Effective Date, certified as of the First Amendment Effective Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (D) a good standing certificate from the applicable Governmental Authority of each New Credit Party’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the First Amendment Effective Date; and (v) such other constitutive or organizational documents of any of the Credit Parties as the Arrangers may reasonably request.
     (ii) Originally executed copies of the favorable written opinions of Fried, Frank, Harris, Shriver & Jacobson LLP counsel for Credit Parties dated as of the First Amendment Effective Date with respect to the due authorization, execution, delivery and enforceability of each Credit Document to which any New Credit Party is a party to and with respect to the validity and perfection of any Liens granted to or for the benefit of the Secured Parties by any New Credit Party and otherwise in form and substance reasonably satisfactory to the Arrangers (and each Credit Party hereby instructs such counsel to deliver such opinions to the Arrangers and Lenders).
     (iii) The Arrangers shall have received such other documents, information or agreements regarding Credit Parties as the Arrangers may reasonably request.
SECTION IV. REPRESENTATIONS AND WARRANTIES
     A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Credit Documents.
     B. Authorization of Agreements. (a) The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.
     C. No Conflict. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any material provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, Company or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section IV.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
     D. Binding Obligation. This Amendment has been duly executed and delivered by each of the Credit Parties party to the Amended Agreement and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     E. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Company and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
     F. Incorporation of Representations and Warranties From Credit Documents. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.
SECTION V. ACKNOWLEDGMENT AND CONSENT
          Each Domestic Subsidiary and Holdings are referred to herein as a “Credit Support Party” and collectively as the “Credit Support Parties”, and the Credit Documents to which they are a party are collectively referred to herein as the “Credit Support Documents”.
          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all “Obligations” under each of the Credit Support Documents to which it is a party (in each case as such terms are defined in the applicable Credit Support Document).
     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited (except as expressly provided herein) by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.
SECTION VI. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.
          (1) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
          (2) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (3) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
     B. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     C. Execution. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
     D. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     E. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE PARTIES HEREUNDER SHALL WAIVE ANY RIGHT TO TRIAL BY JURY.
     F. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
[Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COFFEYVILLE RESOURCES, LLC
By:	/s/ James T. Rens
Name:
Title:

COFFEYVILLE PIPELINE, INC.
By:	/s/ James T. Rens
Name:
Title:

COFFEYVILLE REFINING & MARKETING, INC.
By:	/s/ James T. Rens
Name:
Title:

COFFEYVILLE NITROGEN FERTILIZERS, INC.
By:	/s/ James T. Rens
Name:
Title:
[Coffeyville First Amendment]

COFFEYVILLE CRUDE TRANSPORTATION, INC.
By:	/s/ James T. Rens
Name:
Title:

COFFEYVILLE TERMINAL, INC.
By:	/s/ James T. Rens
Name:
Title:

CL JV HOLDINGS, LLC
By:	/s/ James T. Rens
Name:
Title:

COFFEYVILLE RESOURCES PIPELINE, LLC
By:	/s/ James T. Rens
Name:
Title:

COFFEYVILLE RESOURCES REFINING & MARKETING, LLC
By:	/s/ James T. Rens
Name:
Title:
[Coffeyville First Amendment]

COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC
By:	/s/ James T. Rens
Name:
Title:

COFFEYVILLE RESOURCES CRUDE TRANSPORTATION, LLC
By:	/s/ James T. Rens
Name:
Title:

COFFEYVILLE RESOURCES TERMINAL, LLC
By:	/s/ James T. Rens
Name:
Title:

CVR PARTNERS, LP
By:	CVR GP, LLC, General Partner

By:	CVR Special GP, LLC, General Partner

By: Coffeyville Resources, LLC, Sole
Member of CVR GP, LLC and CVR Special GP, LLC

By:	/s/ James T. Rens
Name:
Title:

[Coffeyville First Amendment]

CVR SPECIAL GP, LLC
By:	Coffeyville Resources, LLC, Sole Member

By:	/s/ James T. Rens
Name:
Title:

CVR MERGERSUB 1, INC.
By:	/s/ James T. Rens
Name:
Title:

CVR MERGERSUB 2, INC.
By:	/s/ James T. Rens
Name:
Title:
[Coffeyville First Amendment]

GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger, Joint Bookrunner and a Lender
By:	/s/ Walter A. Jackson
Authorized Signatory

[Coffeyville First Amendment]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent, Swing Line Lender, Funded LC Issuing Bank and Revolving Issuing Bank and a Lender
By:	/s/ THOMAS CANTELLO
	Name:	THOMAS CANTELLO
	Title:	DIRECTOR

By:	/s/ LAURENCE LAPEYRE
	Name:	LAURENCE LAPEYRE
	Title:	ASSOCIATE

[Coffeyville First Amendment]

CREDIT SUISSE SECURITIES (USA) LLC, as Joint Lead Arranger and Joint Bookrunner
By:
Name:
	Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution:
KATONAH VII CLO LTD.

	By:	/s/ DANIEL GILLIGAN
		Name:	DANIEL GILLIGAN
		Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution:
KATONAH VIII CLO LTD.

	By:	/s/ DANIEL GILLIGAN
		Name:	DANIEL GILLIGAN
		Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: KATONAH IX CLO LTD.

	By:	/s/ DANIEL GILLIGAN
		Name:	DANIEL GILLIGAN
		Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: KATONAH X CLO LTD.
	By:	/s/ DANIEL GILLIGAN
Name: DANIEL GILLIGAN
		Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Resource Credit Partners L.P.
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Apidos CDO I
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Apidos CDO II
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Apidos CDO III
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution: Apidos CDO IV
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Apidos CDO V
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Apidos Cinco CDO
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Blue Square Funding Limited Series 3

By DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name: Alice L. Wagner
	Title:	Vice President

By:	/s/ Deborah O’Keeffe
Name: Deborah O’Keeffe
	Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LCM I LIMITED PARTNERSHIP
	By:	Lyon Capital Management LLC, As Collateral Manager

LYON CAPITAL MANAGEMENT LLC
	By:	/s/ Sophie A. Venon
		Name:	Sophie A. Venon
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LCM II LIMITED PARTNERSHIP
	By:	Lyon Capital Management LLC, As Collateral Manager

LYON CAPITAL MANAGEMENT LLC
	By:	/s/ Sophie A. Venon
		Name:	Sophie A. Venon
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LCM III, Ltd.
	By:	Lyon Capital Management LLC, As Collateral Manager

LYON CAPITAL MANAGEMENT LLC
	By:	/s/ Sophie A. Venon
		Name:	Sophie A. Venon
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LCM IV, Ltd.
	By:	Lyon Capital Management LLC, As Collateral Manager

LYON CAPITAL MANAGEMENT LLC
	By:	/s/ Sophie A. Venon
		Name:	Sophie A. Venon
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LCM V LTD.
	By:	Lyon Capital Management LLC, as Collateral Manager

LYON CAPITAL MANAGEMENT LLC
	By:	/s/ Sophie A. Venon
		Name:	Sophie A. Venon
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LCM VI LTD.
	By:	Lyon Capital Management LLC,
as Collateral Manager

LYON CAPITAL MANAGEMENT LLC

	By:	/s/ Sophie A. Venon
		Name:	Sophie A. Venon
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LCM VII LTD.
	By:	Lyon Capital Management LLC,
as Attorney-in-Fact

LYON CAPITAL MANAGEMENT LLC

	By:	/s/ Sophie A. Venon
		Name:	Sophie A. Venon
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution:

By:
Name:
Title:

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD.			OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE ), LTD.

By:	/s/ Scott D. Krase		By:	/s/ Scott D. Krase

	Name:	Scott D. Krase		Name:	Scott D. Krase
	Title:	Authorized Person		Title:	Authorized Person

OAK HILL CREDIT ALPHA FINANCE I, LLC			CRP V

By:	Oak Hill Credit Alpha Fund, L.P.		By:	Oak Hill Advisors, L.P.
	Its Member			As Portfolio Manager

By:	Oak Hill Credit Alpha Gen Par, L.P.
	its General Partner		By:	/s/ Scott D. Krase

				Name:	Scott D. Krase
				Title:	Authorized Person

By:	Oak Hill Credit Alpha MGP, LLC,
its General Partner

By:	/s/ Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Person

OHSF II FINANCING LTD.

By:	/s/ Scott D. Krase

	Name:	Scott D. Krase
	Title:	Authorized Person
[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: WELLS CAPITAL MANAGEMENT 12222133
	By:	/s/ ZACHARY TYLER
		Name:	ZACHARY TYLER
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: WELLS CAPITAL MANAGEMENT 14945000
	By:	/s/ ZACHARY TYLER
		Name:	ZACHARY TYLER
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: WELLS CAPITAL MANAGEMENT 16017000
	By:	/s/ ZACHARY TYLER
		Name:	ZACHARY TYLER
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: WELLS CAPITAL MANAGEMENT 16896700
	By:	/s/ ZACHARY TYLER
		Name:	ZACHARY TYLER
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: WELLS CAPITAL MANAGEMENT 16959700
	By:	/s/ ZACHARY TYLER
		Name:	ZACHARY TYLER
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: WELLS CAPITAL MANAGEMENT 16959701
	By:	/s/ ZACHARY TYLER
		Name:	ZACHARY TYLER
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Silverado CLO 2006-II Limited
	By:	Wells Capital Management as Portfolio Manager
	By:	/s/ ZACHARY TYLER
		Name:	ZACHARY TYLER
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Silverado CLO 2006-I Limited
	By:	Wells Capital Management as Portfolio Manager

	By:	/s/ ZACHARY TYLER
		Name:	ZACHARY TYLER
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Venture II CDO 2002, Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to
Second Amended and Restated Credit and
Guaranty Agreement

Name of Institution:
Venture III CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Venture IV CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second Amended
and Restated Credit and Guaranty Agreement

Name of Institution:
Venture V CDO Limited
By its investment advisor,
MJX Asset Management LLC

By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution:
Venture VI CDO Limited By its investment advisor, MJX Asset Management LLC
	By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Venture VII CDO Limited
	By	its investment advisor,
MJX Asset Management LLC
	By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Venture VIII CDO, Limited
By its investment advisor,
MJX Asset Management LLC
	By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Venture IX CDO, Limited
By its investment advisor,
MJX Asset Management LLC
	By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Vista Leveraged Income Fund
By its investment advisor,
MJX Asset Management LLC
	By:	/s/ Atha Baugh
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: NAVIGARE FUNDING I CLO LTD
	By:	Navigare Partners LLC Its collateral manager

	By:	/s/ Joel G. Serebransky
		Name:	Joel G. Serebransky
		Title:	Managing Director

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: NAVIGARE FUNDING II CLO, LTD.
	By:	Navigare Partners LLC, as Collateral Manager

	By:	/s/ Joel G. Serebransky
		Name:	Joel G. Serebransky
		Title:	Managing Director

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Halcyon Structured Asset Management CLO I LTD.

	By:	/s/ James W. Sykes
		Name:	James W. Sykes
		Title:	Managing Principal

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006 - I LTD

By:	/s/ James W. Sykes
	Name:	James W. Sykes
	Title:	Managing Principal

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II LTD.

By:	/s/ James W. Sykes
	Name:	James W. Sykes
	Title:	Managing Principal

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO III LTD.

By:	/s/ James W. Sykes
	Name:	James W. Sykes
	Title:	Managing Principal

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Halcyon Loan Investors CLO II, LTD.
	By:	/s/ James W. Sykes
		Name:	James W. Sykes
		Title:	Managing Principal

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Halcyon Loan Investors CLO III, LTD.
	By:	/s/ James W. Sykes
		Name:	James W. Sykes
		Title:	Managing Principal

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Halcyon Loan Investors CLO I Hybrid LCDS, LTD.
	By:	/s/ James W. Sykes
		Name:	James W. Sykes
		Title:	Managing Principal

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: General Electric Capital Corporation
	By:	/s/ Matthew A. Toth, III
		Name:	Matthew A. Toth, III
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: FriedbergMilstein Private Capital Fund I
	By:	GSO Capital Partners LP as Subadviser to Friedberg Milstein LLC
	By:	/s/ Lee M. Shaiman
		Name:	Lee M. Shaiman
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: FM Leveraged Capital Fund II
	By:	GSO Capital Partners LP as Subadviser to FriedbergMilstein LLC
	By:	/s/ Lee M. Shaiman
		Name:	Lee M. Shaiman
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Gale Force 3 CLO, Ltd.
	By:	GSO Capital Partners LP as Collateral Manager
	By:	/s/ Lee M. Shaiman
		Name:	Lee M. Shaiman
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: 280 FUNDING I
	By:	/s/ George Fan
		Name:	George Fan
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: GSO DOMESTIC CAPITAL FUNDING, LLC
	By:	GSO Capital Partners LP as Collateral Manager
	By:	/s/ George Fan
		Name:	George Fan
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: CITIBANK, N.A.,
	By:	/s/ CHRISTINE M. KANICKI
		Name:	CHRISTINE M. KANICKI
		Title:	Attorney-In-Fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Trimaran CLO V Ltd

By Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Trimaran CLO VI Ltd

By Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Trimaran CLO VII Ltd

By Trimaran Advisors, L.L.C.

By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Morgan Stanley Special Situations Group, Inc
	By:	/s/ Donna M. Souza
		Name:	Donna M. Souza
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Morgan Stanley Senior Funding, Inc.
	By:	/s/ Donna M. Souza
		Name:	Donna M. Souza
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: ORIX Finance Corp.
	By:	/s/ Christopher L. Smith
		Name:	Christopher L. Smith
		Title:	Managing Director
[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Greenwich International Ltd.
	By:	/s/ Brett Kibbe
		Name:	Brett Kibbe
		Title:	Senior Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Babson Blue Chip Multi-Strategy Loan Funding
	By:	/s/ NEAM AHMED
		Name:	NEAM AHMED
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: HCSMF SCOTIA SWAP
	By:	/s/ NEAM AHMED
		Name:	NEAM AHMED
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: CSAM Funding I
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: CSAM Funding II
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: CSAM Funding III
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: CSAM Funding IV
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Atrium CDO
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Atrium III
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Madison Park Funding I, Ltd.
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Madison Park Funding IV, Ltd.
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Castle Garden Funding
	By:	/s/ David H. Lerner
		Name:	David H. Lerner
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: White Horse I, Ltd.
	By:	White Horse Capital Partners, L.P. As Collateral Manager As a Lender

	By:	/s/ Ethan M. Underwood
		Name:	Ethan M. Underwood, CFA
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement
Name of Institution: White Horse III, Ltd.
	By:	White Horse Capital Partners, L.P.
As Collateral Manager
As a Lender
	By:	/s/ Ethan M. Underwood
		Name:	Ethan M. Underwood, CFA
		Title:	Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Grayson CLO, Ltd.
	By:	Highland Capital Management, L.P., As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Gleneagles CLO, Ltd.
	By:	Highland Capital Management, L.P., As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Loan Funding VII LLC
	By:	Highland Capital Management, L.P., As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.
	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding,
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Loan Funding IV LLC
	By:	Highland Capital Management, L.P., As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner
	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding Treasurer
		Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Highland Loan Funding V Ltd.
	By:	Highland Capital Management, L.P., As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Westchester CLO, Ltd.
	By:	Highland Capital Management, L.P.,
As Servicer
	By:	Strand Advisors, Inc., Its General Partner
Strand Advisors, Inc., General Partner of Highland Capital Mangement, L.P.

	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Highland Credit Opportunities CDO Ltd.
	By:	Highland Capital Management, L.P.
As Collateral Manager
	By:	Strand Advisors, Inc., Its General Partner

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Rockwall CDO II Ltd.
	By:	Highland Capital Management, L.P.,
As Collateral Manager

	By:	Strand Advisors, Inc., Its General Partner

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: [illegible] CLO, Ltd.

	By:	Highland Capital Management, L.P.,
As Collateral Manager

	By:	Strand Advisors, Inc., Its General Partner

Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

	By:	/s/ Brian Lohrding
		Name:	Brian Lohrding
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Pioneer Floating Rate Trust
	By:	/s/ M. Jason Blackburn
		Name:	M. Jason Blackburn
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Highland Floating Rate
Limited Liability Company

By:	/s/ M. Jason Blackburn
	Name:	M. Jason Blackburn
	Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Highland Floating Rate Advantage Fund
	By:	/s/ M. Jason Blackburn
		Name:	M. Jason Blackburn
		Title:	Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: NACM CLO I

	By:	/s/ Joanna Willars
		Name:	Joanna Willars
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: J.P. Morgan Whitefriars Inc.
	By:	/s/ Virginia Conway
		Name:	Virginia Conway
		Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Lincoln National Life Insurance Co.
	By:	/s/ Thomas H. Chow
		Name:	Thomas H. Chow
		Title:	Senior Vice President Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Longevity Funding CLO 1, Ltd
	By:	/s/ Thomas H. Chow
		Name:	Thomas H. Chow
		Title:	Senior Vice President Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Delaware Corporate bond fund,
a series of Delaware Group Income funds

By:	/s/ Thomas H. Chow
	Name:	Thomas H. Chow
	Title:	Senior Vice President Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Delaware Pooled Trust — The Core Plus
Fixed Income Portfolio

By:	/s/ Thomas H. Chow
	Name:	Thomas H. Chow
	Title:	Senior Vice President Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Delaware Extended Duration Bond fund,
a series of Delaware Group

By:	/s/ Thomas H. Chow
	Name:	Thomas H. Chow
	Title:	Senior Vice President Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement LANDMARK VI CDO LTD
	By:	Aladdin Capital Management LLC, as Manager

	By:	/s/ Angela Bozorgmir
		Name:	Angela Bozorgmir
		Title:	Director

LANDMARK VII CDO LTD
	By:	Aladdin Capital Management LLC, as Manager

	By:	/s/ Angela Bozorgmir
		Name:	Angela Bozorgmir
		Title:	Director

LANDMARK VIII CLO LTD
	By:	Aladdin Capital Management LLC, as Manager

	By:	/s/ Angela Bozorgmir
		Name:	Angela Bozorgmir
		Title:	Director

LANDMARK IX CDO LTD By: Aladdin Capital Management LLC, as Manager
	By:	/s/ Angela Bozorgmir
		Name:	Angela Bozorgmir
		Title:	Director

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Fernwood Associates
	By:	/s/ Thomas P. Borger
		Name:	Thomas P. Borger
		Title:	[illegible]

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Fernwood Foundation Fund
	By:	/s/ Thomas P. Borger
		Name:	Thomas P. Borger
		Title:	[illegible]

[Coffeyville First Amendment]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent, Collateral Agent, Swing Line Lender, Funded LC Issuing Bank and Revolving Issuing Bank and a Lender
By:	/s/ BRIAN T CALDWELL
	Name:	BRIAN T CALDWELL
	Title:	DIRECTOR

By:	/s/ LAURENCE LAPEYRE
	Name:	LAURENCE LAPEYRE
	Title:	ASSOCIATE

[Coffeyville First Amendment]

LENDER:	By singing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement ABN AMRO BANK N. V.
	By:	/s/ James L. Moyes
		Name:	James L. Moyes
		Title:	Managing Director

	By:	/s/ John D. Reed
		Name:	John D. Reed
		Title:	Director

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Eagle Master Fund Ltd.
By: Citigroup Alternative Investments LLC, as Investment Manager for and on behalf of Eagle Master Fund Ltd.

	By:	/s/ Roger Yee
		Name:	Roger Yee
		Title:	VP

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: REGATTA FUNDING LTD.
By: Citigroup Alternative Investments LLC, attorney-in-fact

	By:	/s/ Roger Yee
		Name:	Roger Yee
		Title:	VP

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: REGATTA II FUNDING LTD.
By: Citigroup Alternative Investments LLC, attorney-in-fact

	By:	/s/ Roger Yee
		Name:	Roger Yee
		Title:	VP

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LMP Corporate Loan Fund, Inc.
	By:	Citigroup Alternative Investments LLC

	By:	/s/ Roger Yee
		Name:	Roger Yee
		Title:	VP

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
The Bank of New York (successor to J.P. Morgan
Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST,

By: Its Investment Manager, Citigroup Alternative Investments LLC

By:	/s/ Roger Yee
	Name:	Roger Yee
	Title:	VP

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Greenwich International Ltd.
	By:	/s/ Brett Kibbe
		Name:	Brett Kibbe
		Title:	Senior Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Ballantyne Funding LLC
	By:	/s/ Coleigh McKay
		Name:	Coleigh McKay
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I

By:	Babson Capital Management LLC as Collateral Manager
By:	/s/ PAUL THOMPSON
	Name:	PAUL THOMPSON
	Title:	Managing Director

BILL & MELINDA GATES FOUNDATION TRUST
By:	Babson Capital Management LLC as Investment Adviser
By:	/s/ PAUL THOMPSON
	Name:	PAUL THOMPSON
	Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	Babson Capital Management LLC as Investment Adviser
By:	/s/ PAUL THOMPSON
	Name:	PAUL THOMPSON
	Title:	Managing Director

JEFFERIES FINANCE CP FUNDING LLC
By:	/s/ PAUL THOMPSON
	Name:	PAUL THOMPSON
	Title:	Managing Director

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: DEUTSCHE BANK TRUST COMPANY AMERICAS
	By:	/s/ Susan LeFevre
		Name:	Susan LeFevre
		Title:	Director

	By:	/s/ Omayra Laucella
		Name:	Omayra Laucella
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
BlackRock Global Floating Rate income Trust
BlackRock Limited Duration Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series III
BlackRock Senior Income Series IV
BlackRock Senior Income Series V (f/k/a Granite Finance Limited)
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
Longhorn CDO III, LTD
Magnetite Asset Investors III L.L.C.
Missouri State Employees’ Retirement System
Senior Loan Portfolio

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second Amended
and Restated Credit and Guaranty Agreement

Name of Institution:

GULF STREAM-COMPASS CLO 2002-I LTD

By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2003-I LTD

By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2004-I LTD

By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-COMPASS CLO 2005-II LTD

By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD

By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD

By: Gulf Stream Asset Management LLC
As Collateral Manager

By:	/s/ Barry K. Love
	Name:	Barry K. Love
	Title:	Chief Credit Officer

[Coffeyville First Amendment]

	LENDER:		By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution:

	ING Investment Management CLO I, Ltd.		ING SENIOR INCOME FUND

	By: ING Investment Management Co.		By: ING Investment Management Co.
	as its Investment manager		as its Investment manager

	/s/ CHARLES E. LEMIEUX	By:	/s/ CHARLES E. LEMIEUX
	Name: CHARLES E. LEMIEUX, CFA		Name: CHARLES E. LEMIEUX, CFA
	Title: SENIOR VICE PRESIDENT		Title: SENIOR VICE PRESIDENT

	ING Investment Management CLO II, LTD.		ING International (II) — Senior Bank Loans Euro

	By: ING Alternative Asset Management LLC,		By: ING Investment Management Co.
	as its Investment manager		as its Investment manager

	/s/ CHARLES E. LEMIEUX		/s/ CHARLES E. LEMIEUX
	Name: CHARLES E. LEMIEUX, CFA		Name: CHARLES E. LEMIEUX, CFA
	Title: SENIOR VICE PRESIDENT		Title: SENIOR VICE PRESIDENT

	ING INVESTMENT MANAGEMENT CLO IV, LTD.		ING International (II) — Senior Bank Loans USD

	By: ING Alternative Asset Management LLC,		By: ING Investment Management Co.
	as its Investment advisor		as its Investment manager

	/s/ CHARLES E. LEMIEUX		/s/ CHARLES E. LEMIEUX
	Name: CHARLES E. LEMIEUX, CFA		Name: CHARLES E. LEMIEUX, CFA
	Title: SENIOR VICE PRESIDENT		Title: SENIOR VICE PRESIDENT

ING PRIME RATE TRUST

By: ING Investment Management Co.
as its Investment manager

By:	/s/ CHARLES E. LEMIEUX
Name: CHARLES E. LEMIEUX, CFA
Title: SENIOR VICE PRESIDENT
[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: LA FUNDING LLC
	By:	/s/ M. CRISTINA HIGGINS
		Name:	M. CRISTINA HIGGINS
		Title:	ASSISTANT VICE PRESIDENT

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Atlas Loan Funding (CENT I) LLC

By: RiverSource Investments, LLC
Attorney in Fact

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Centurion CDO VI, Ltd.

By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Centurion CDO VII, Ltd.

By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Centurion CDO 8, Limited

By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Centurion CDO 9, Ltd.

By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Cent CDO 10, Ltd.

By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Cent CDO XI, Limited

By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Cent CDO 12 Limited

By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Cent CDO 14 Limited

By: RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
RiverSource Bond Series, Inc. —
RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Assistant Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Cole Brook CBNA Loan Funding LLC
	By:	/s/ Brian A. Schott
		Name:	Brian Schott
		Title:	Attorney-in-fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Feingold O’Keeffe Credit Fund CBNA Loan Funding LLC

By:	/s/ Brian A. Schott
	Name:	Brian Schott
	Title:	Attorney-in-fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Grand Central Asset Trust, PNT Series

	By:	/s/ Brian A. Schott
		Name:	Brian Schott
		Title:	Attorney-in-fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Grand Central Asset Trust, TPG Series

	By:	/s/ Brian A. Schott
		Name:	Brian Schott
		Title:	Attorney-in-fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
UBS AG, Stanford Branch

	By:	/s/ Douglas Gervolino
		Name:	Douglas Gervolino
		Title:	Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
	Name:	Toba Lumbantobing
	Tile:	Associate Director Banking Products Services, US

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Grand Central Asset Trust, ZEN Series

	By:	/s/ Brian A. Schott
		Name:	Brian Schott
		Title:	Attorney-in-fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution: BANK OF MONTREAL
By: HIM MONEGY, INC., AS AGENT

	By:	/s/ Jason Anderson
		Name:	Jason Anderson
		Title:	Associate

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: AIB Debt Management, Limited
	By:	/s/ David O’Driscoll
		Name:	David O’Driscoll
		Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

/s/ Robert F. Moyle
Robert F. Moyle
Senior Vice President Investment Advisor to AIB Debt Management, Limited

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Allied Irish Banks, p.l.c.

	By:	/s/ David O’Driscoll
		Name:	David O’Driscoll
		Title:	Assistant Vice President

/s/ Robert F. Moyle
Robert F. Moyle
Senior Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Atlas Loan Funding 1, LLC

By: Atlas Capital Funding, Ltd.

By: Structured Asset Investors, LLC
its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Atlas Loan Funding 2, LLC

By: Atlas Capital Funding, Ltd.

By: Structured Asset Investors, LLC
its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Atlas Loan Funding 5, LLC

By: Atlas Capital Funding, Ltd.

By: Structured Asset Investors, LLC
its Investment Manager

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution: Atlas Loan Funding (Hartford), LLC

By: Atlas Capital Funding, Ltd.

By: Structured Asset Investors, LLC its Investment Manager

	By:	/s/ Diana M. Himes

		Name:	Diana M. Himes
		Title:	Vice President
[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
WB Loan Funding 4, LLC

	By:	/s/ Diana M. Himes

		Name:	Diana M. Himes
		Title:	Vice President
[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Beecher CBNA Loan Funding LLC

	By:	/s/ Janet Haack

		Name:	Janet Haack
		Title:	As Attorney In Fact
[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC.

	By:	/s/ Janet Haack

		Name:	Janet Haack
		Title:	As Attorney In Fact
[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second Amended
and Restated Credit and Guaranty Agreement

Name of Institution:
Stedman CBNA Loan Funding LLC, for itself or as
agent for Stedman CFPI Loan Funding LLC,

By:	/s/ Janet Haack
	Name:	Janet Haack
	Title:	As Attorney In Fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Alaska CBNA Loan Funding LLC
	By:	/s/ Janet Haack
		Name:	Janet Haack
		Title:	As Attorney In Fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Bismarck CBNA Loan Funding LLC
	By:	/s/ Janet Haack
		Name:	Janet Haack
		Title:	As Attorney In Fact

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Fabor SPIRET Loan Trust

	By:	Wilmington Trust Company
not in its individual capacity but
solely as trustee

	By:	/s/ Jeanne M. Oller
		Name:	Jeanne M. Oller
		Title:	Senior Financial Services Officer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:

The Hartford Mutual Funds, Inc., on behalf of The Hartford Income Fund

	By:	Hartford Investment Management Company,
its Subadvisor

	By:	/s/ Adrayll Askew
		Name:	Adrayll Askew
Title: Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:

The Hartford Mutual Funds, Inc., on behalf of The Hartford Total Return Bond Fund

	By:	Hartford Investment Management Company, its Subadvisor
	By:	/s/ Adrayll Askew
		Name:	Adrayll Askew
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series

	By:	Hartford Investment Management Company, its Investment Manager

	By:	/s/ Adrayll Askew
		Name:	Adrayll Askew
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Hartford Series Fund, Inc., on behalf of
Hartford Total Return Bond HLS Fund

By:	Hartford Investment Management Company, its Subadvisor

By:	/s/ Adrayll Askew
	Name:	Adrayll Askew
	Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution: The Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender,
	By:	/s/ Adrayll Askew
		Name:	Adrayll Askew
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Ballyrock CLO 2006-1 LTD
BALLYROCK Investment Advisors LLC,
as Collateral Manager

By:	/s/ Lisa B. Rymut
	Name:	Lisa B. Rymut
	Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the first Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Ballyrock CLO 2006-2 LTD
BALLYROCK Investment Advisors
LLC, as Collateral Manager

By:	/s/ Lisa B. Rymut
	Name:	Lisa B. Rymut
	Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Illinois Municipal Retirement Fund
Pyramis Global Advisors Trust
Company, as Investment Manager
Under Power of Attorney

By:	/s/ James S. Carroll
	Name:	James S. Carroll
	Title:	Senior Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Fidelity Summer Street Trust:
Fidelity Capital & Income Fund

By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Fidelity Central Investment
Portfolios LLC: Fidelity Floating
Rate Central Investment
Portfolio

By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Fidelity Puritan Trust: Fidelity Puritan Fund
	By:	/s/ Peter L. Lydecker
		Name:	Peter L. Lydecker
		Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Fidelity Advisor Series II:
Fidelity Advisor Strategic
Income Fund

By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Fidelity Advisor Series II:
Fidelity Advisor Floating Rate
High Income Fund

By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Fidelity School Street Trust:
Fidelity Strategic Income Fund

By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Variable Insurance Products
Fund IV: Strategic Income
Portfolio

By:	/s/ Peter L. Lydecker
	Name:	Peter L. Lydecker
	Title:	Assistant Treasurer

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: AMEGY BANK NATIONAL ASSOCIATION
	By:	/s/ W. Bryan Chapman
W. Bryan Chapman
Senior Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: BLUE SHIELD OF CALIFORNIA
	By:	/s/ ALEX GUANG YU
		Name:	ALEX GUANG YU
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: FRANKLIN CLO V, LTD
	By:	/s/ ALEX GUANG YU
		Name:	ALEX GUANG YU
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: FRANKLIN FLOATING RATE MASTER SERIES
	By:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Asst. Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: FRANKLIN FLOATING RATE DAILY ACCESS FUND
	By:	/s/ Madeline Lam
		Name:	Madeline Lam
		Title:	Asst. Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: HYPO PUBLIC FINANCE BANK
	By:	/s/ Steven Schantz
		Name:	Steven Schantz
		Title:	Authorized Signatory

/s/ ROBERT DELA CRUZ
ROBERT DELA CRUZ
AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: KZH Soleil-2 LLC
	By:	/s/ Wal Kee Lee
		Name:	Wal Kee Lee
		Title:	Authorized Agent

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: AVENUE CLO V, LIMITED AVENUE CLO VI, LIMITED
	By:	/s/ RICHARD D’ADDARIO
		Name:	RICHARD D’ADDARIO
		Title:	SENIOR PORTFOLIO MANAGER

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: CLEAR LAKE CLO, LTD
	By:	/s/ DAVID ARMOUR
		Name:	DAVID ARMOUR
		Title:	ASSOCIATE

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: St. JAMES RIVER CLO, LTD.
	By:	/s/ DAVID ARMOUR
		Name:	DAVID ARMOUR
		Title:	ASSOCIATE

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Allina Health System
	By:	/s/ Andrew Kronschnabel
		Name:	Andrew Kronschnabel
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Frank Russell Investment Company Fixed Income III Fund

By:	/s/ Andrew Kronschnabel
	Name:	Andrew Kronschnabel
	Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Frank Russell Investment Company plc

	By:	/s/ Andrew Kronschnabel
		Name:	Andrew Kronschnabel
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
Frank Russell Investment Company, Multi-strategy Bond Fund

By:	/s/ Andrew Kronschnabel
	Name:	Andrew Kronschnabel
	Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Russell Common Trust Core Bond Fund

	By:	/s/ Andrew Kronschnabel
		Name:	Andrew Kronschnabel
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Russell Multi-Managed Bond Fund

	By:	/s/ Andrew Kronschnabel
		Name:	Andrew Kronschnabel
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Sunoco Inc. Master Retirement Trust
	By:	/s/ Andrew Kronschnabel
		Name:	Andrew Kronschnabel
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
The Walt Disney Company Retirement Plan Master Trust

By:	/s/ Andrew Kronschnabel
	Name:	Andrew Kronschnabel
	Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Wisconsin Public Service Corporation
	By:	/s/ Andrew Kronschnabel
		Name:	Andrew Kronschnabel
		Title:	Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Capitalium CLO LTD
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Hemisphere CDO LTD
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Prospero CLO I, BV
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Prospero CLO II, BV
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Veritas CLO I, Ltd.
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Veritas CLO II, Ltd
	By:	/s/ [illegible]
Name:
Title:

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: RIVIERA FUNDING LLC
	By:	/s/ M. CRISTINA HIGGINS
		Name:	M. CRISTINA HIGGINS
		Title:	ASSISTANT VICE PRESIDENT

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of the Institution:
WESTERN ASSET FLOATING RATE HIGH INCOME FUND, LLC

By:	/s/ KELLY OLSEN
	Name:	KELLY OLSEN
	Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of the Institution: Mt. Wilson CLO Ltd
	By:	/s/ KELLY OLSEN
		Name:	KELLY OLSEN
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of the Institution: Mt Wilson CLO II Ltd
	By:	/s/ KELLY OLSEN
		Name:	KELLY OLSEN
		Title:	AUTHORIZED SIGNATORY

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of the Institution:
	By:	/s/ BRYAN J. LYNCH
		Name:	BRYAN J. LYNCH
		Title:	MANAGING DIRECTOR ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

/s/ PATRICK W. KUNKEL
PATRICK W. KUNKEL
EXECUTIVE DIRECTOR ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Premium Loan Trust I, Ltd.
LightPoint CLO III, Ltd.
LightPoint CLO V, Ltd.
LightPoint CLO VII, Ltd.
LightPoint CLO VIII, Ltd.

By:	/s/ COLIN DONLAN
	Name:	COLIN DONLAN
	Title:	DIRECTOR

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Rabo Capital Services, Inc.

	By:	/s/ Viru Raparthi
		Name:	Viru Raparthi
		Title:	Vice President

/s/ Wenchi Hu
Wenchi Hu
Assistant Secretary

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Azure Funding N.A. I

	By:	/s/ Dan Schrupp
		Name:	Dan Schrupp
		Title:	Senior Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: Azure Funding N.A. I

	By:	/s/ Dan Schrupp
		Name:	Dan Schrupp
		Title:	Senior Portfolio Manager

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: SIERRA CLO II

	By:	/s/ John M. Casparian
		Name:	John M. Casparian
		Title:	Senior Managing Director Churchill Pacific Asset Management LLC

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: SHASTA CLO I

	By:	/s/ John M. Casparian
		Name:	John M. Casparian
		Title:	Senior Managing Director Churchill Pacific Asset Management LLC

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: OLYMPIC CLO I
	By:	/s/ John M. Casparian
		Name:	John M. Casparian
		Title:	Senior Manging Director Churchill Pacific Asset Management LLC

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: SAN GABRIEL CLO I
	By:	/s/ John M. Casparian
		Name:	John M. Casparian
		Title:	Senior Manging Director Churchill Pacific Asset Management LLC

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: SAN JACINTO CLO I
	By:	/s/ John M. Casparian
		Name:	John M. Casparian
		Title:	Senior Manging Director Churchill Pacific Asset Management LLC

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement

Name of Institution:
ROSEDALE CLO II LTD.

	By:	Princeton Advisory Group, Inc. the Collateral Manager

	By:	/s/ PARESH R. SHAH
		Name:	PARESH R. SHAH
		Title:	SENIOR ANALYST

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: DEUTSCHE BANK AG LONDON BRANCH
	By:	/s/ Edward Schaffer
		Name:	Edward Schaffer
		Title:	Vice President

By:	/s/ Deirdre Whorton
Deirdre Whorton
Assistant Vice President

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and Guaranty
Agreement

Name of Institution:
CIFC Funding 2006 — I, LTD.
CIFC Funding 2006 — IB, LTD
CIFC Funding 2006 — II, LTD
CIFC Funding 2007 — I, LTD
CIFC Funding 2007 — II, LTD

By:	/s/ Elizabeth C. Chow
	Name:	Elizabeth C. Chow
	Title:	Head of Underwriting

[Coffeyville First Amendment]

LENDER:	By signing below, you have indicated your
consent to the First Amendment to Second
Amended and Restated Credit and
Guaranty Agreement

ENDURANCE CLO I, LTD
C/o West Gate Horizons Advisors LLC,
As Portfolio Manager

By:	/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	SENIOR CREDIT ANALYST

WG HORIZONS CLO I
By:	West Gate Horizons Advisors LLC, as Manager

BY:	/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	SENIOR CREDIT ANALYST

OCEAN TRAILS CLO I
BY:	West Gate Horizons Advisors LLC, as Collateral Manager

BY:	/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	SENIOR CREDIT ANALYST

OCEAN TRAILS CLO II
BY:	West Gate Horizons Advisors LLC, as Manager

BY:	/s/ GORDON R. COOK
	Name:	GORDON R. COOK
	Title:	SENIOR CREDIT ANALYST

LENDER:	By signing below, you have indicated your consent to the First Amendment to Second Amended and Restated Credit and Guaranty Agreement Name of Institution: KALDI FUNDING LLC
	By:	/s/ M. CRISTINA HIGGINS
		Name:	M. CRISTINA HIGGINS
		Title:	ASSISTANT VICE PRESIDENT

[Coffeyville First Amendment]